SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported) May 8, 1998


                        CONSUMER PORTFOLIO SERVICES, INC.
             (Exact Name of Registrant as Specified in its Charter)



                                   California
                 (State or Other Jurisdiction of Incorporation)


                                    333-49945
                            (Commission File Number)
                                   33-0459135
                      (I.R.S. Employer Identification No.)


        2 Ada, Irvine, California                              92618
(Address of Principal Executive Offices)                     (Zip Code)


                                 (714) 753-6800
              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.


Exhibit
  No.             Document Description
  ---             --------------------

20.1              Computational Material

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        CONSUMER PORTFOLIO SERVICES, INC.,
                                        as Originator of the Trust (Registrant)



Dated: May 12, 1998                     By: /s/ Jeffrey P. Fritz
                                           -----------------------------
                                            Jeffrey P. Fritz
                                            Senior Vice President

                                INDEX TO EXHIBITS




                                                                   Sequential
Exhibit No.        Document Description                            Page No.
-----------        --------------------                            ----------

  20.1             Computational Material